UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

SENSIVIDA MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000-07405	22-1937826
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

150 Lucius Gordon Drive, Suite 110 West Henrietta, NY		14586
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 413-9080

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2011 J. Montieth Estes, who recently assumed the position of Chairman of the Board of the registrant ("SensiVida") (see our Current Report on Form 8-K filed October 11, 2011), was appointed to the position of interim Chief Executive Officer of SensiVida.  Mr. Estes is intended to assume the role played by SensiVida's prior CEO, Kamal Sarbadhikari, who resigned in November 2009 for health reasons. Jose Mir continues to serve as President of SensiVida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 3, 2011	SensiVida Medical Technologies, Inc.

	By:	/s/ Jose Mir
Jose Mir, President